Exhibit 10.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this "Agreement'') is made and entered into this 17' day of November, 2014, by and among City Media, Inc., a Utah corporation (hereinafter referred to as the "Company") and Weed Growth Fund, Inc., a Nevada corporation (hereinafter referred to as the "Buyer"), on the following:

Premises

A.         Buyer has engaged in preliminary discussions with the Company regarding the purchase of the shares of the Company's restricted common stock, par value $0.001 per share (the "Common Stock").

B.         The Company is interested in selling shares of its common stock in an effort to raise one hundred thousand dollars ($100,000) in capital to be used to pay off certain promissory notes and related interests as well as other accounts payables.

C.         The  Company  and  Buyer  want  to  set  forth their  understanding as  to the  terms  and conditions of the purchase by Buyer of the shares of Common Stock.

Agreement

BASED, upon the foregoing premises, which are incorporated herein by this reference, and for and in consideration of the mutual promises and covenants hereinafter set forth, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, it is agreed as follows:

ARTICLE I
PURCHASE OF COMMON STOCK

1.01     Purchase and Sale of Common Stock.   Buyer agrees to purchase from the Company and the Company agrees to sell to Buyer three million three thousand and six hundred (3,003,600) shares of Common Stock for a purchase price of $0.0333 per share for an aggregate purchase price of one hundred thousand dollars ($100,000).

1.02          Closing.

a)   The purchase and sale of the shares of Common Stock shall take place at a closing (the "Closing"),  to be held at such date, time and place at the law office of Conrad Lysiak as shall be determined by the Buyer and the Company  but in no event later than November 17,2014.

b)   At the Closing:

i)	The Company shall deliver to the Buyer a certificate (or certificates) for the shares of Common Stock.

ii)          The Buyer shall pay to the Company the Purchase Price for the shares of
Common Stock.

iii)
At and at any time after the Closing, the parties shall duly execute,

acknowledge  and  deliver  all  such  further  assignments,  conveyances, instruments and documents, and shall take such other action consistent
with  the   terms  of   this  Agreement   to   carry   out   the   transactions contemplated by this Agreement.

iv)        All representations, covenants and warranties of the Company and Buyer contained in this Agreement shall be true and correct on and as of the closing date with the same effect as though the same had been made on and as of such date.

ARTICLE II
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF THE COMPANY

As an inducement to, and to obtain the reliance of Buyer in connection with its pW'Chase of the shares of Common Stock, the Company represents and warrants as follows:

2.01      Private Offering.    The offer, offer for sale, and sale of the shares of Common Stock have not been and will not be registered with the Securities and Exchange Commission (the "Commission"). The shares of Common Stock shall be offered for sale and sold pursuant to the exemptions from the registration requirements of Section 5 of the United States Securities Act of 1933, as amended, and as such, will be deemed "restricted securities" limiting the shares ability to be resold.

2.02      Approval of Agreement.   The Company  has full corporate power, authority, and legal right and  has taken, or will take, all action required by law, its articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated including the issuance of  the shares of Common Stock.   The  board of  directors of the Company  has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby including the issuance of the shares of Common Stock.

2.03      Legal Right  The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any statute (except federal and state securities Jaws, compliance with which is elsewhere provided for in particular detail), indenture, mortgage or other agreement or instrument to which the Company is a party or by which it is bound by any order, rule or regulation directed to the Company or its affiliates by any court or governmental agency or body having jurisdiction over them; and no other consent,  approval, authorization or action is required for the consummation  of the transactions herein contemplated other than such as have been obtained.

2.04     Validly Issued.   The Common Stock, when issued, will be duly authorized, validly issued, and non-assessable.

2.05      Organization.    The Company has been duly organized and is now, and always during the period of the offer and sale will be, a validly existing corporation under the laws of the state of Utah lawfully qualified to conduct the business for which it was organized and which it proposes to conduct. The Company will always during the period of the offer and sale of the shares of Common Stock be qualified to conduct business as a foreign corporation in each jurisdiction where the nature of its business requires such qualification.

2.06      Capitalization.  The Company has an authorized capitalization of 100,000,000 shares of capital stock with 90,000,000 shares of Common Stock, $0.001 par value and 10,000,000 shares of preferred stock, par value $0.001 per share.   The Company currently has 8,968,000 shares of Common Stock issued and outstanding and no shares of preferred stock issued and outstanding.

2.07     Financial Statements.

(a)          The Company's audit financial statements for the year ended September 30, 2013 and 2012 and the Company's unaudited financial statements for the dates and periods ended June
30, 2014 and 2013, present fairly the financial position, the results of operations and cash flows of the Company.  The Company did not have, as of the date of any such balance sheets, except as and to the extent reflected  or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto prepared in accordance with generally accepted  accounting  principles, and all assets reflected therein present fairly the assets of the Company, in accordance with generally accepted accounting principles. The Company maintains a standard system of accounting established and maintained in a manner permitting the preparation of financial statements in accordance with generally accepted accounting principles.

(b)          The Company has filed or will have filed as of the closing of this Agreement all tax returns required to be filed by it from inception to the closing. All such returns and reports are accurate and correct in all material respects, except for returns or reports that are not material or that would not create an adverse effect. The Company has no liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties) accrued for or applicable to the period ended on the date of the most recent unaudited balance sheet of the Company, except to the extent reflected on such balance sheet and adequately provided for, and all such dates and years and periods prior thereto and for which the Company may at said date have been liable in its own right or as transferee of the assets of, or as successor to, any other corporation or entity, except for taxes accrued but not yet due and payable, and no deficiency assessment or proposed adjustment of any such tax return is pending, proposed or contemplated. Proper and accurate amounts of taxes have been withheld by or on behalf of the Company with respect to all compensation paid to employees of the Company for all periods ending on or before the date hereof, and all deposits required with respect to compensation paid to such employees have been made, in complete compliance with the provisions of all applicable federal, state, and local tax and other laws. None of such income tax returns has been examined or is currently being examined by the Internal Revenue Service, and no deficiency assessment or proposed adjustment of any such return is pending, proposed, or contemplated. The Company has not made any election pursuant to the provisions of any applicable tax laws (other than elections that relate solely to methods of accounting,  depreciation, or amortization)  that would have a material adverse affect on the Company, its financial condition, its business as presently conducted or proposed to be conducted, or any of its properties or material assets. There are no tax liens upon any of the assets of the Company. There are no outstanding agreements or waivers extending  the statutory period of limitation applicable to any tax return of the Company.

2.08          Title and Related Matters.                                                      Except as disclosed or disclosed in the most recent balance sheet of the Company and the notes thereto, the Company has good and marketable title to all of its properties, inventory, interests in properties, and assets, which are reflected in the most recent balance sheet of the Company or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges, or encumbrances, except (i) statutory liens or claims not yet delinquent; and (ii) such imperfections of title and easements as do not, and will not, materially detract from, or interfere with, the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties.

2.09      Litigation and Proceedings.   There are no actions, suits, or proceedings pending or, to the knowledge of the Company, threatened by or against the Company or affecting the Company, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. The Company does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

2.10          Material Contract Defaults.The Company is not in default in any material respect under the terms  of any outstanding contract, agreement, lease, or other commitment which  is material to  the business, operations, properties, assets, or condition of the Company, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which the Company has not taken adequate steps to prevent such a default from occurring.

2.11          Absence of Certain Changes of Events.Except as set forth in this Agreement since the date of the Company balance sheet:

(a)         Except as disclosed on a separate schedule, there has not  been (i} any  material adverse change in the business, operations, properties, level of inventory, assets, or condition of the Company or (ii} any damage, destruction, or loss to  the Company (whether  or not covered  by insurance)  materially  and  adversely  affecting  the  business,  operations,  properties,  assets,  or conditions ofthe Company.

(b)          The Company  has not (i) amended  its articles of incorporation or  bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any  of  its capital stock; (iii) waived  any  rights of  value which  in the aggregate  are extraordinary  or  material  considering  the  business  of  the Company;  (iv)  made  any  material change in its method of management, operation, or accounting; (v) entered into any other material transactions outside normal business operations;

(c)         Except as disclosed on a separate schedule, the Company  has not (i) granted or agreed to grant any options, warrants, or other rights  for  its stocks,  bonds, or other corporate securities  calling  for  the  issuance  thereof; (ii) borrowed  or  agreed  to  borrow  any  funds  or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid any material obligation or liability (absolute  or contingent)  other than current  liabilities  reflected in or shown on the most recent balance  sheet  of the  Company and  current  liabilities  incurred  since  that  date in the  ordinary course  of  business;  (iv)  sold  or  transferred,  or  agreed  to sell  or  transfer,  any  of  its  assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $5,000 or canceled, or agreed to cancel, any debts or claims (except debts and claims which in the aggregate are of a value of less than $5,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering  the business of the Company; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

(d)      To the best knowledge of the Company, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of the Company.

ARTICLE III
REPRESENTATIONS, COVENANTS, AND WARRANTIES OFTHEBUYER

As an inducement to, and to obtain the reliance of the Company in connection with its purchase of the shares of Common Stock, Buyer represents and wmants as follows:

3.01    Representations. Buyer is not relying on any representation or warranty of the Company, whatsoever, except those representations and warranties contained in this Agreement.

3.02     Standing and Authority of Buyer.  Buyer has all requisite power and authority to execute and deliver this Agreement, to perfonn Buyer's obligations hereunder and to conswnrnate the transactions contemplated hereby.

3.03          Execution and Delivery; No Conflict.

(a)       This Agreement has been duly executed and delivered by the Buyer and constitute the valid and binding obligation of Buyer, enforceable against Buyer in accordance with the terms herein, except as the same may be limited by:   (i) bankruptcy, insolvency,  reorganization, moratorium or other laws affecting generally the enforcement of creditors' rights; (ii) equitable principles; and (iii) public policies with respect to the enforcement of indemnification agreements.

(b)       The execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions contemplated hereby: (i) have been duly and validly authorized by all necessary action on the part of Buyer; and (ii) are not prohibited by, do not violate any provision of, and will not result in the breach of or accelerate or permit the acceleration of, the performance required by the terms of any applicable law, rule regulation, judgment, decree, order, or other requirement of the United States or any state of the United States, or any court, authority, department, commission, board, bureau, agency, or instrumentality of either thereof in a manner which would have a material adverse affect on the Buyer, or any material contract, indenture, agreement or commitment, to which the Buyer is a party or bound.

3.04    Consents and Aoorovals.  The execution, delivery, and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby do not require the Buyer to obtain any consent, approval or action of, or give any notice to, any corporation, person, fum, or judicial authority except: (i) such as have been duly obtained or made, as the case may be, and are in full force and effect on the date hereof; and (ii) those which the failure to obtain would have no material adverse affect on the transactions contemplated hereby.

3.05     Securities Representations. Buyer understands and agrees that the consummation of this Agreement including the issuance of shares of Common Stock as contemplated hereby, constitutes the offer and sale of securities under the Securities Act. Buyer agrees that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which such securities are acquired. In order to provide documentation  for reliance upon exemptions  from the registration  and prospectus  delivery requirements for such transactions, Buyer agrees that he will sign appropriate representations and warranties related to its suitability to invest in the Company, including an investment letter and suitability questionnaire which are contained  in the "suitability letter'' attached hereto as exhibit "A."   Buyer understands that the shares of Common Stock have not been registered under the Securities Act and must be held indefinitely without any transfer, sale, or other disposition unless such shares are subsequently registered under the Securities Act or registration is not required under the Securities Act in reliance on an available exemption. The shares of Common Stock to be acquired by the Buyer under the tenns of this Agreement will be acquired for the Buyer's own account, for investment, and not with the present intention of resale or distribution of all or any part of the securities. Buyer agrees that he will refrain from transferring or otherwise disposing of any of the shares, or any interest therein, in such manner as to violate the Securities Act or any applicable state securities law regulating the disposition thereof.  Buyer is an "accredited investor" within the meaning of Regulation 0 promulgated under the Securities Act and has adequate means for providing for his current needs and possible personal contingencies and has no need now and anticipates no need in the foreseeable future to sell the shares of Common Stock which Buyer is purchasing hereby. Buyer understands that the shares of Common Stock being sold pursuant to this Agreement are being offered and sold in reliance on specific exemptions from the registration requirements of Federal and state securities  Jaws and that the Company is relying upon the truth and accuracy of Buyer's representations, warranties, agreements, and understandings set forth herein to detennine Buyer's suitability to acquire the shares of Common Stock.

3.06     Disclosure Infonnation. Buyer has received all the information Buyer considers necessary or appropriate for deciding whether or not to purchase the shares of Common Stock.  Buyer further represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the shares of Common Stock. The foregoing, however, does not limit or modifY the representations and warranties of the Company in Article 2 of this Agreement or the right of Buyer to rely thereon.

3.07     Investment Exoerience.  Buyer is an investor in securities of companies in the development stage and acknowledges that he is able to fend for himself, can bear the economic risk of his investment and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the shares of Common Stock.

3.08      Acknowledgment Buyer acknowledges that the Company has lost money since inception, is in need of additional capital beyond the one hundred thousand dollars ($100,000) being paid by Buyer, that its operations are subject to the risks inherent in the establishment of a new business enterprise which is losing money, and that there can be no assurance that the Company will ever achieve profitability or that, if achieved, such profitability could be sustained. Buyer further acknowledges that an investment in the shares of Common Stock involves substantial risk.

3.09          Knowledge of Company.  Buyer is aware, through his own extensive due diligence of all material  information  respecting the  past,  present and  proposed  business operations  of  the  Company, including, but not limited to, its technology, its management, its financial position, or otherwise; and that the purchase price being paid for  the Common  Stock  bears no relationship to assets, book value or other established criteria of value.   Buyer has conducted his own investigation of the risks and merits of an investment in the  Company, and  to the  extent desired, including, but not limited  to a  review of  the company's  books and records, financial and Buyer has had the opportunity to discuss this documentation with the directors and executive officers of the Company; to ask questions of these directors and executive officers; and that to the extent requested,all such questions have been answered to his satisfaction.

3.10          Informed Decision.   The Buyer has had an opportunity to consult with its independent legal,  tax  and  financial  advisors,  and  together  with  such  advisors,  has  evaluated  the  transactions contemplated in this Agreement and has independently determined to agree to the terms and conditions of this Agreement.  No representation is being or has been made by the Buyer, the Company or either of their respective advisors to the Buyer regarding the tax, financial, legal or other effects to the Buyer or its stockholders  of  the  transactions  contemplated  in  this  Agreement.    The  Buyer  is  familiar  with  and understands the business and financial condition, operations and prospects of the Company and Buyer and is  sufficiently   informed  and  sophisticated   enough  to  make  a  decision   regarding  the  transactions contemplated by this Agreement.

3.11      Purchasing Entirely for Own Account.    The shares to be acquired  by the Buyer will be acquired for investment for the Buyer's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Buyer and its stockholders have no present intention of selling, granting any participation in, or otherwise distributing the same.   Neither the Buyer nor its stockholders presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Company shares of Common Stock.

3.12      Disclosure of Information. The Buyer has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the sale ofthe shares of Common Stock with the Company's  management and has had an opportunity to review the Company's records. The Buyer is aware, through its due diligence review of the Company that the Purchase Price for the shares  of  Common  Stock  bear  no relationship  to  assets,  book  value or  other  established  criteria  of determining   value.     The  Buyer  will  further   inform  the  Company  of  any  discrepancies,  error  or disagreement between any representation, warranty, covenant or schedule of the Company or Buyer based on Buyer's review of the due diligence information and discussions with the Company or its management or has otherwise come to the Buyer's  attention and will provide such notice to the Company as soon as practicable after such discovery.

3.13          Accredited Investor. The Buyer is an accredited investor as defined  in Rule 50J(a)  of
Regulation D promulgated under the Securities Act.

3.14          Patriot Act.

(a)   The Buyer  is not in violation  of any  legal requirements  relating  to  terrorism  or  money laundering {"Anti-Terrorism  Laws"),  including  Executive  Order  No.  13224  on  Terrorist  Financing, effective  September 24, 2001 (the "Executive  Order"), and the Uniting and Strengthening  America by

Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of2001, Public Law 107-
56 (the "Patriot Act").

(b)  The Buyer, nor, to the Buyer's Knowledge, any affiliate, stockholder or broker or other agent of  the Buyer acting  or benefiting  in any capacity  in  connection  with this  Agreement  is any  of  the following:

(i)         a person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(ii)     a person owned or controlled by, or acting for or on behalf of, any person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(iii)       a person with which any party is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

(iv)       a person that commits, threatens or c()nspires to commit or supports "terrorism" as defined in the Executive Order; or

(v)        a person that is named as a "specially designated national and blocked person" on the most current list published by OFAC  at its official  website or any replacement website or other replacement official publication of such list.

(c)        The  Buyer, nor, to the  Buyer's  Knowledge, any affiliate  or stockholders  or broker or other  agent  of the  Buyer acting  in any capacity  in connection  with this  Agreement  (i) conducts any business or engages  in making or receiving any contribution of funds, goods or services  to or for the benefit of any person described in Section3.30(b), (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or  conspires to engage  in any transaction  that evades or avoids, or  has the  purpose of evading  or avoiding, or attempts to violate, any ofthe prohibitions set forth in any Anti-Terrorism Law.

3.15      Investment  Experience.   Buyer is an investors in securities of companies with size and structure similar to the Company's  and acknowledges that Buyer is able to fend for himself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the shares of Common Stock and in the proposed ongoing operations.  Further, Buyer acknowledges that the future success of the Company will depend on Buyer's management and not on the current management of the Company.

ARTICLE IV SPECIAL COVENANTS

4.01          Use of Proceeds.  All funds received through the purchase of shares shall be used to pay for existing debts of the Company including those listed on exhibit "B."

4.02          Activities of the Company.

(a)  From and after the date of this Agreement until the closing date and except as set forth herein or as permitted or contemplated by this Agreement, the Company will:

(i)          Carry on its business in substantially the same manner as it has heretofore;

(ii)          Maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

(iii)     Perform in all material respects all of  its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

(iv)      Use its best efforts to maintain and preserve it business organization intact, to retain its key employees, and to maintain its relationships with its material suppliers and customers;

(v)       Except to the extent that noncompliance is not material or adverse to the Company, duly and timely file for all taxable periods ending on or prior to the closing date all federal, state, county, and local tax returns required to be filed by or on behalf of such entity or for which such entity may be held responsible and shall pay, or cause to pay, all taxes required to be shown as due and payable on such returns, as well as all installments of tax  due and payable during the period commencing on the date of this Agreement and ending on the closing date; and

(vi)      Fully comply with and perform  in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

(b)          From and after the date of this Agreement and except as provided herein until the closing date, the Company will not:

(i)          Make any change in its articles of incorporation or bylaws;

(ii)        Enter into or amend any material contract, agreement, or other instrument, except in the ordinary course of business; and

(iii)      Enter into any agreement for the sale of the Company's securities without the prior approval of the other party.

4.03     Access to Books and Records.  Until the closing date, the Company will afford to Buyer and its authorized representatives full access to the properties, books, and records of the Company in order that Buyer may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the Company and will furnish the Buyer with such additional financial and other information as to the business and properties of the Company as Buyer shall from time to time reasonably request.

4.04     Purchase of Shares of Common Stock. The Company and Buyer agree and understand that the consummation of this Agreement including the sale of the shares of Common Stock to Buyer as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes. The Company and Buyer agree such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which such securities are acquired.

(a)       In  order to  provide documentation  for  reliance upon exemptions from the registration and prospectus  delivery requirements  for such transactions,  the signing of  this Agreement and the delivery of appropriate separate representations, including the "suitability letter" attached hereto as exhibit "A" shall constitute the parties acceptance of, and concurrence in, the following representations and warranties:

(i)        Buyer acknowledges that neither the SEC nor the securities commission of any state or other federal agency has made any determination as to the merits of acquiring the shares of Common Stock, and that this transaction involves certain risks.

(ii)        Buyer has received and read the Agreement and understand  the risks related to the consummation of the transactions herein contemplated.

(iii)       Buyer has such knowledge and experience  in business and financial matters that he is capable of evaluating each business.

(iv)      Buyer has been provided  with copies of all materials and information requested by Buyer or their representatives, including any information requested to verify any infonnation furnished (to the extent such information is available or can be obtained without unreasonable effort or expense), and the parties have been provided the opportunity for direct communication regarding the transactions contemplated hereby.

(v)       All information  which Buyer has provided to the Company or their representatives concerning their suitability and intent to hold shares in Common Stock following the transactions contemplated hereby is complete, accurate, and correct.

(vi)      Buyer has not offered or sold any securities of the Company or interest in this Agreement and has no present intention of dividing the shares of Common Stock to be received or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of such stock or rights, either currently or after the passage of a fixed or determinable  period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance.

(vii)     Buyer understand that  the shares of  Common Stock has not  been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions not involving any public offering and that any  disposition of  the subject shares of  Common Stock may, under certain circumstances, be inconsistent with this exemption and may make Buyer an "underwriter," within the meaning of  the Securities Act.    It  is  understood that the definition of "underwriter" focuses upon the concept of  "distribution" and that any subsequent disposition of the subject shares of Common Stock can only be effected in transactions which are not considered distributions. Generally, the term "distribution" is considered synonymous with "public offering" or any other offer or sale involving general solicitation or general advertising. Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons  desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets. These criteria are set forth specifically in rule 144 promulgated under the Securities Act.

(viii)    Buyer acknowledges that the shares of Common Stock must be held and may not be sold, transferred,  or  otherwise disposed of  for  value unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Company is not under any obligation to register the shares of Common Stock under the Securities Act, except as set forth in this Agreement. The Company is not under any obligation to make rule 144 available, except as may be expressly agreed to by it in writing in this Agreement, and in the event rule 144 is not available, or some other disclosure exemption may be required before Buyer can sell, transfer, or otherwise dispose of such shares of Common Stock without  registration under the Securities Act.   The Company's registrar and transfer agent will maintain a stop transfer order against the registration or transfer of the shares of Common Stock, and the certificates representing the shares of Common  Stock will bear a legend in substantially  the following form so restricting the sale of such securities:

THE SECURITIES REPRESENTED  BY THIS CERTIFICATE  HAVE NOT BEEN  REGISTERED UNDER THE  SECURITIES ACT  OF   1933, AS AMENDED (THE  "SECURITIES ACT")  AND  ARE  "RESTRICTED SECURITIES"  WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE  SECURITIES ACT.     THE  SECURITIES HAVE  BEEN ACQUIRED FOR  INVESTMENT AND  MAY  NOT   BE   SOLD  OR TRANSFERRED   WITHOUT COMPLYING WITH  RULE  144  IN  THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

(ix)      The Company may refuse to register further transfers or resales of the shares of Common Stock in the absence of compliance with rule 144 unless the Buyer furnish the Company with a "no-action" or interpretive letter from the SEC or an opinion of counsel reasonably acceptable to the Company stating that the transfer is proper. Further, unless such letter or opinion states that the shares of Common Stock are free of any restrictions under the Securities Act, the Company may refuse to transfer the securities to any transferee who does not furnish in writing to the Company the same representations and agree to the same conditions with respect to such shares of Common Stock as set forth herein. The Company may also refuse to transfer the shares of Common Stock if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

(b)       In connection with the transaction contemplated by this Agreement, the Company and Buyer shall each file, with the assistance of the other and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where Buyer reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such parties to be appropriate.

(c)       In order to more fully document reliance on the exemptions as provided herein, the Company and Buyer shall execute and deliver to the other, at or prior to the closing, such further letters of representation, acknowledgment, suitability, or the like as the Company or Buyer and its counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws including but not limited to an investment letter.

(d)       The Company and Buyer acknowledge that the basis for relying on exemptions from registration or qualifications are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

4.05          Compliance with Rule 144.

(a)       The Company will use its best efforts to at all times satisfy the current public information requirements of rule 144 promulgated under the Securities Act so that its shareholders can sell restricted securities that have been held for one year or more or such other restricted period as required by rule 144 as it is from time to time amended. This covenant shall survive the closing of this Agreement.

(b)       Upon being informed  in writing by any person holding restricted  stock sold pursuant to this Agreement that such person intends to sell any shares under rule 144 promulgated under the Securities Act (including any rule adopted in substitution or replacement thereof), the Company will certify in writing to such person that it is compliance with rule 144 current public infonnation requirement to enable such person to sell such person's restricted stock under rule 144, as may be applicable under the circumstances.

(c)       If  any certificate representing  any such restricted stock is presented to  the Company's transfer agent for registration or transfer in connection with any sales theretofore made under rule 144, provided such certificate is duly endorsed for transfer by the appropriate person(s) or accompanied by a separate stock power duly executed by the appropriate person(s) in each case with reasonable assurances that such endorsements are genuine and effective, and is accompanied by an opinion of counsel satisfactory  to the Company  and its counsel that such transfer has complied with the requirements of rule 144, as the case may be, the Company will promptly instruct its transfer agent to register such transfer and to issue one or more new certificates representing such shares to the transferee and, if appropriate under the provisions of rule 144, as the case may be, free of any stop transfer order or restrictive legend.

4.06     Designation of and Resignations of Directors and Officers.   On the Closing Date, (a) Travis T. Jenson shall resign from his position as Directors of the Company and Eric Miller and Jon McGee will be appointed to the Company's board of directors (b) Thomas J. Howells and Kelly Trimble shall resign from their officer position with the Company, effective as of the Closing, (c) Eric Miller shall be appointed the President and CEO of the Company, effective at Ctosing. After compliance with Rule
14F-t, if required, or such other provisions of the Exchange Act as may be applicable, if any, Thomas J.

Howells  and  Thomas  J. Howells  shall  resignation  from  their  position  as  a  directors  shall  become effective.

4.07          Public Statements.   Subject to their respective legal obligations (including requirements of stock exchanges and other similar regulatory bodies), the Company and Buyer shall consult with one another, and use reasonable best efforts to agree upon the text of any press release, before issuing any such press release or otherwise making public statements with respect to the transactions and in making any tiling with any federal or state governmental or regulatory agency or with any securities exchange with respect thereto.

4.08      No Representation  Regarding Tax Treatment.   No representation or warranty is being made by any party to any other regarding the treatment of this transaction for federal or state income taxation. Each party has relied exclusively on its own legal, accounting, and other tax adviser regarding the treatment of this transaction for federal and state income taxes and on  no representation, warranty, or assurance from any other party or such other party's legal, accounting, or other adviser.

4.09      Expenses of Sale and Fonn 1OK Filing. The Company will pay all expenses incident to the perfonnance of its obligations hereunder, including but not limited to the fees and expenses of its counsel and accountants, and the cost of qualifYing the offer and sale of the shares of Common Stock in various states or obtaining an exemption from state registration requirements. The Buyer shall be responsible for all of his expenses including attorney's fees and shall pay the costs of the Company's Fonn  IOK for the year ended 2014 including auditors related to the Company's 2014 audit in the amount offive thousand dollars ($5,000) or such other swn charged by the Company's auditors for its 2014 audit and all related Form lOK expenses, including legal, accounting, XBRL and edgar filing fees shall be borne by Buyer even if this Agreement does not close    This Section 4.09 shall survive the closing or termination of this Agreement.

4.10      Consolidation/Reverse Split.  The Company hereby agrees that it will not engage in any consolidation or reverse split of its shares of Common Stock for a period of one year from the closing date of this Agreement.

ARTICLEV MISCELLANEOUS

5.01       Attorney's Fees.   In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

5.02      Entire Agreement.   This Agreement represents the entire agreement between the parties relating to the subject matter hereof.  All previous agreements between the parties, whether written or oral, have  been  merged  into this  Agreement.    This  Agreement  alone  fully and completely  expresses  the agreement of the parties relating to the subject matter hereof.   There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

5.03      Survival: Termination.   The representations, warranties, and covenants of the respective parties shall survive the closing and the consummation of the transactions herein contemplated for a period of six months from the closing, unless otherwise provided herein.

   5.04            Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.
5.05            Amendment or Waiver.  Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.  At any time prior to the closing, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

5.06            Binding Effect.  This Agreement shall inure to the benefit of and be binding upon the Sellers and Buyer and their successors.  Nothing expressed in this Agreement is intended to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under this Agreement.

5.07            Severability.  Every provision of this Agreement is intended to be severable.  If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.

5.08            Captions.  The captions or headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provisions hereof.

5.09            Applicable Law.  This Agreement shall be governed by and construed and enforced under and in accordance with the laws of the State of Utah and all subject matter and in persona jurisdiction shall be the state courts of Utah.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above written.

THE COM PANY:		THE BUYER:
City Media, Inc.		Weed Growth Fund, Inc.,
a Utah corporation		a Nevada Corporation

THOMAS HOWELLS	By:	ERIC MILLER
A Duly Authorized Officer		Eric Miller, CEO

ExbibitB

SUITABILITY LEITER

TO:          Sellers
City Media, Inc.

I make the following representations with the intent that they may be relied on by City Media, Inc. and the Sellers set forth in the related Agreement, in detennining my suitability as a purchaser of securities of the City Media, Inc. (the "Shares").

1.         I have had the opportunity to ask questions of, and receive answers and infonnation, from the officers of the Company and I deemed such information sufficient to make an investment decision on the Company.

2.         I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company, its business activities, and the risks and merits ofthis prospective investment, and I am not utilizing a purchaser representative (as defined in regulation D) in connection with the evaluation of such risks and merits, except the following:

3.         I shall provide a separate written statement from each purchaser representative on the Purchaser Representative Acknowledgment form available from the Company in which is disclosed (i) the relationship of the purchaser representative with the Sellers, if any, which has existed at any time during  the  previous two  years, and  compensation received or  to  be received as  a  result of  such relationship, and (ii) the education, experience, and knowledge in financial and business matters which enables the purchaser representative to evaluate the relative merits and risks of an investment in the Company.

4.         The  undersigned and the  purchaser representatives listed above  together have such knowledge and experience in financial and business matters that they are capable of evaluating the Company and the proposed activities thereof and the merits and risks of this prospective investment

5.        I  have adequate means of providing for my current needs and possible personal contingencies and have no need in the foreseeable future for liquidity of an investment in the Company.

6.          Instructions:  Complete either (a) or (b) below, as applicable:

(a)      FOR ACCREDITED INVESTORS. I confinn that I am an "accredited investor" as defined under rule 501 of regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as checked below:

(i)         Any bank as defined in section 3(a)(2) of the Securities Act or  any savings and loan association or other institution as defined in section 3(a)(S)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance Company as defined in section 2(13) of the Securities Act; any investment Company registered under the  Investment Company Act of  1940 or  a  business development Company as defined in section 2(a)(48) of that  Act; any small business investment Company licensed by the U. S. Small Business Administration under section 301(c) or
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(d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality  of a state or  its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance Company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;
0          Yes          0No

(ii)          Any  private  business  development  Company   as  defined  in  section
302(a)(22) of the Investment Advisers Act of 1940;
D          Yes          0No

(iii)    Any organization described in section 50l(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific  purpose of acquiring the securities offered, with total assets  in excess of
$5,000,000;
X          Yes          D          No

(iv)       Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
0          Yes          D          No

(v)        Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;
0          Yes          0          No

For purposes of category (v), the term "net worth" means the excess of total assets over  total liabilities.   In  computing  net worth for  the purposes of category  (v) above, the undersigned's principal residence must be valued either at (A) cost, including the  cost of  improvements, net of current encumbrances  upon the  property or (B) the appraised value of the property as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property.

(vi)       Any natural person who had an individual income in excess of $300,000 in each of the two most recent years or joint income with that person's spouse in excess of
$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
0          Yes          0          No

In determining income, the undersigned should add to his or her adjusted gross income any  amounts attributable to tax exempt  income received,  losses claimed  as a limited partner in any limited partnership, deductions claimed for depletion, contributions to  an IRA or  Keogh  retirement plan, alimony  payments, and any  amount  by which income  from  long-term capital  gains  has  been  reduced  in arriving at adjusted  gross

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income.

(vii)     Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated  person as described in section 230.506(b)(2)(ii); and
D          Yes          0No

(viii)          Any entity in which all of the equity owners are accredited investors.
0          Yes          0          No

(b)          FOR NONACCR EDITED INVESTORS. I am not an accredited investor.

The following information is being provided here in lieu of furnishing a personal financial statement.

(i)        My   net   worth   excluding   principal  residence,   furnishings,  and automobiles is at least          times the total investment I intend to make in the Company;

(ii)       My annual disposable income, after excluding all of my personal and family living expenses and other cash requirements for current obligations, is such that the loss of my entire investment in the Company would not materially alter my standard of living;
0          Yes          0No

(iii)    Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.
0          Yes          0 No

7.             have previously been advised that I would have an opportunity to review all  the pertinent facts concerning the Company, and to obtain any additional information which I might request, to the extent possible or obtainable, without unreasonable effort and expense, in order to verify the accuracy of the information provided me.

8.         I have personally communicated or been offered the opportunity to communicate with executive officers of the Company to discuss the business and financial affairs of the Company, its products and activities, and its plans for the future.  I acknowledge that if I would like to further avail myself of  the opportunity to  ask additional questions of  the Company, the  Company will  make arrangements for such an opportunity on request.

9.         I have been advised that no accountant or attorney engaged by the Company is acting as my representative, accountant, or attorney.

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I 0.          I will hold title to my intl.!rest '>follows:
0	Cnmmunity Property	0 Separatt! Property
0	Joint Tenants, with Right of	0 Tenants in Common
	St1rvhorship	0 Other (Singk Person, Tru!.t, Etc., Please lndicr.tc.)
---- --------- --   --

11.          Th..! address bdow  is my true and correct principal resid.!nce.

DATED this ___ day· of November 2014.

Weed Growth Fund, Inc.
Name (Please Print)	Name of Joint Subscriber, If Any

ERIC MILLER
Signature	Signature

5635 N. Scottsdale Rd., Ste 130
Street Address	Street Address

Scottsdale, AZ 85250
City, State, and Zip Code	City, State, and Zip Code

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